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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 20, 2006

                               GENTEX CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Michigan                     0-10235             38-2030505
  (State or Other Jurisdiction         (Commission         (IRS Employer
        of Incorporation)              File Number)      Identification No.)

            600 North Centennial Street
                 Zeeland, Michigan                             49464
      (Address of principal executive office)                (Zip Code)

       Registrant's telephone number, including area code: (616) 772-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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SECTION 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On April 20, 2006, Gentex Corporation issued a news release announcing results for the first quarter ended March 31, 2006. A copy of the news release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SECTION 9.01    FINANCIAL STATEMENTS AND EXHIBITS

      (d)       Exhibit

                99.1 - News Release Dated April 20, 2006.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 20, 2006                      GENTEX CORPORATION
                                            (Registrant)


                                            By: /s/  Enoch Jen
                                                --------------------------------
                                                Enoch Jen
                                                Senior Vice President and
                                                Chief Financial Officer

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                                  EXHIBIT INDEX

99.1     News Release Dated April 20, 2006